EXHIBIT 23a

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of DynaGen, Inc. on Form S-3 of our report dated April 14, 1998, appearing in the Annual Report on Form 10-K of DynaGen, Inc. for the year ended December 31, 1997, as amended and to the reference to us under the heading "Experts" in this Prospectus, which is part of this Registration Statement.

                                           /s/ Wolf & Company, P.C.
                                           --------------------------------
                                           WOLF & COMPANY, P.C.



Boston, Massachusetts
January 19, 1999